UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 8, 2009

                          Forest City Enterprises, Inc.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

           Ohio                      1-4372              34-0863886
-----------------------------    ----------------   -------------------
(State or other jurisdiction       (Commission        (IRS Employer
      of incorporation)            File Number)     Identification No.)

       Terminal Tower, 50 Public Square
          Suite 1100, Cleveland, Ohio                      44113
----------------------------------------------      -------------------
(Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code: 216-621-6060
                                                    -------------------

                                 Not Applicable
      ------------------------------------------------------------
      (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On June 8, 2009, Forest City Enterprises, Inc. issued a press release announcing financial results for the three months ended April 30, 2009. A copy of this press release is attached hereto as Exhibit 99.1. The information in this Current Report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits.

(d)   Exhibits

The following exhibits are furnished herewith.

Exhibit
Number                       Description
--------------------------------------------------------------------------------

99.1     -    Press Release of Forest City Enterprises, Inc.
              Dated June 8, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FOREST CITY ENTERPRISES, INC.

                                       By: /s/ ROBERT G. O'BRIEN
                                           -------------------------------------
                                           Name:  Robert G. O'Brien
                                           Title: Executive Vice President and
                                                  Chief Financial Officer

Date: June 8, 2009

                                  EXHIBIT INDEX

Exhibit
Number                       Description
--------------------------------------------------------------------------------

99.1     -    Press Release of Forest City Enterprises, Inc.
              Dated June 8, 2009